UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

____________________________

Date of report: June 9, 2011

Gladstone Commercial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive Suite 200, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 287-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

Gladstone Commercial Corporation (the “Company”) announced today that it is commencing an underwritten public offering of 1,000,000 shares of its common stock. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. In addition, the Company expects to grant to the underwriters an option for 30 days to purchase up to 150,000 additional shares of common stock on the same terms and conditions to cover over-allotments, if any. A copy of the press release announcing the Company’s offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated June 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE COMMERCIAL CORPORATION

Date: June 9, 2011	By:	/s/ Danielle Jones
Danielle Jones Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 9, 2011